                                                            EXHIBIT 24

                                 POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned officer or director of CSX CORPORATION, a Virginia corporation (the "Corporation"), hereby constitutes and appoints David A. Boor, Ellen M. Fitzsimmons, and Stephen R. Larson, and each of them acting individually, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file a registration statement with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), registering securities of the Corporation which may be issued pursuant to the CSX Corporation 2001 Employee Stock Purchase Plan, with power to sign and file any amendment or amendments, including post-effective amendments thereto, with all exhibits thereto and any and all other documents in connection with therewith, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes or his substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 1st day of May, 2001.


     /s/ John W. Snow                            /s/ John R. Hall
--------------------------------            --------------------------------
       John W. Snow                                John R. Hall


     /s/ Paul R. Goodwin                         /s/ E. Bradley Jones
--------------------------------            --------------------------------
       Paul R. Goodwin                             E. Bradley Jones


     /s/ James L. Ross                           /s/ Robert D. Kunisch
--------------------------------            --------------------------------
       James L. Ross                               Robert D. Kunisch


     /s/ Elizabeth E. Bailey                     /s/ James W. McGlothlin
--------------------------------            --------------------------------
       Elizabeth E. Bailey                         James W. McGlothlin


     /s/ H. Furlong Baldwin                      /s/ Southwood J. Morcott
--------------------------------            --------------------------------
       H. Furlong Baldwin                          Southwood J. Morcott


     /s/ Claude S. Brinegar                      /s/ Charles E. Rice
--------------------------------            --------------------------------
       Claude S. Brinegar                          Charles E. Rice


     /s/ Robert L. Burrus, Jr.                   /s/ William C. Richardson
--------------------------------            --------------------------------
       Robert L. Burrus, Jr.                       William C. Richardson


     /s/ Bruce C. Gottwald                       /s/ Frank S. Royal, M.D.
--------------------------------            --------------------------------
       Bruce C. Gottwald                           Frank S. Royal, M.D.